Exhibit 10.3

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

HDS INTERNATIONAL CORP.

WARRANT TO PURCHASE 100,000,000 SHARES
(SUBJECT TO ADJUSTMENT)
OF COMMON STOCK
(Void after April 14, 2020)

This certifies that for value HGT CAPITAL LLC, or registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time from and after April 15, 2015 (the "Original Issuance Date") and before 5:00 p.m., Eastern Time, on April 15, 2020, to purchase from HDS International Corp., Inc., a Nevada state corporation (the "Company"), 100,000,000 shares (subject to adjustment as described herein), of common stock (the "Common Stock") of the Company, as constituted on the Original Issuance Date, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as Exhibit A and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the exercise price per share equal to $.001  per share, as may be adjusted as provided elsewhere herein (the "Purchase Price"). Term "Common Stock" shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "Warrants" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant was issued to the Holders in connection with the sale by the Company to the Holder of the Company's Original Convertible Note dated April 15, 2015 in the aggregate principal amount of $100,000 (the "Note").

1.            Exercise.  The Holder, at its option, may exercise this Warrant at any time or from time to time and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on April 14, 2020, on any business day in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company at 972 Olive Boulevard, St. Louis, MO 63132, together with Subscription Form, completed and executed, indicating Holders election to effect a Cashless Exercise, in which event the Company shall issue Holder a number of shares of Common Stock equal to:

X = Y (A-B)/A

where:	X= the number of shares of Common Stock to be issued to Holder.

Y=the number of shares of Common Stock purchasable under this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

B = the exercise price of this Warrant as adjusted hereunder; and

A = the VWAP of the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise" as set forth in the applicable Notice of Exercise.

The Company represents, warrants and covenants that it shall reserve for issuance that number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon exercise of this Warrant within 90 days of the execution of this Agreement.

A.     "Fair Market Value" shall mean, as of any date, (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the Nasdaq SmallCap Market www.nasdaq.com  ("NSCM"), the average of the closing prices as reported on the NSCM during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NSCM; or if applicable, the Nasdaq National Market ("NNM"), or if not then included for quotation on the  NNM or NSCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board or the National Quotations Bureau, as the case may be, or (iii) if the shares of the Common Stock are not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the Holder.

2.            Shares Fully Paid; Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

3.            Transfer and Exchange. This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached as Exhibit B, payment of any necessary transfer tax or other governmental charge imposed upon such transfer and an opinion of counsel reasonably acceptable the Company stating that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended. Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

This Warrant is exchangeable at such office for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

4.            Anti‑Dilution Provisions.

A.                     Adjustment for Dividends in Other Stock and Property Reclassifications. In case at any time or from time to time the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor,

(1)            other or additional stock or other securities or property (other than cash) by way of dividend,

(2)            any cash or other property paid or payable out of any source other than retained earnings (determined in accordance with generally accepted accounting principles), or

(3)            other or additional stock or other securities or property (including cash) by way of stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement, (other than (x) additional shares of Common Stock or any other stock or securities into which such Common Stock shall have been changed, (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities or (z) any Stock Purchase Rights (as defined below), issued as a stock dividend or stock-split, adjustments in respect of which shall be covered by the terms of Section 4, then and in each such case Holder, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which such Holder would hold on the date of such exercise if on the Original Issuance Date Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the first paragraph of this Warrant, and had thereafter, during the period from the Original Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clause (2) and (3) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.A and Section 4.B.

   B.                       Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Original Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 4; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

C.                     Sale of Shares Below Purchase Price.

(1)            If at any time or from time to time on or after the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this Section 4.C to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock or upon a subdivision or combination of shares of Common Stock, for an Effective Price (as hereinafter defined) less than the then existing Purchase Price, then and in each such case the Purchase Price shall each time be reduced to the Effective Price at the number of shares of Common Stock issuable upon exercise of these Warrants shall be increased proportionally.

(2)            For the purpose of making any adjustment required under this Section 4.C, the consideration received by the Company for any issue or sale of securities shall (i) to the extent it consists of cash be computed at the amount of cash received by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Holder, and (iii) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Holder to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(3)            For the purpose of the adjustment required under this Section 4.C, if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than either the Fair Market Value or the Purchase Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof.

(4)            For the purpose of the adjustment required under this Section 4.C, if the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than either the Fair Market Value or the Purchase Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options and plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities.

(5)            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company other than (i) shares of Common Stock issuable upon exercise of this Warrant of the Note and  (ii) shares of Common Stock issuable upon exercise of warrants, options or other convertible securities to purchase Common Stock issued and outstanding as of the Original Issuance Date (provided that the exercise price and other terms of such warrants, options or other convertible securities  are not modified after the Original Issuance Date to adjust the exercise price).  The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4.C, into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this Section 4.C, for such Additional Shares of Common Stock. "Other Securities" with respect to an issue or sale of Additional Shares of Common Stock shall mean Convertible Securities other than the Warrants including this Warrant; "the number of shares of Common Stock underlying Other Securities" on a particular date shall mean the number of shares of Common Stock issuable upon the exercise, conversion or exchange, as the case may be, of such Other Securities at the close of business on such date.

(6)            Other than a reduction pursuant to its applicable anti‑dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the subscription price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the Fair Market Value or the then Purchase Price shall be deemed to be an issuance of such Convertible Security and the issuance of all such options, warrants or subscription rights, and the provisions of Sections 4.C. shall apply thereto mutatis mutandis.

(7)            In case any shares of stock or other securities, other than Common Stock, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Purchase Price shall forthwith be adjusted, substantially in the manner provided for above in this Section 4.C, so as to protect the Holder of this Warrant against the effect of such dilution.

(8)            In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Additional Shares of Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

   D.                       Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event

(1)            the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this Section 4.D as of the time of actual payment of such dividends or distributions; and

(2)            the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Purchase Price.

   E.                       Stock Split and Reverse Stock Split. If the Company at any time or from time to time effects a reverse stock split or subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 4.E shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

   F.                       No Impairment. The Company will not, by amendment of its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against impairment.

   G.                      Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of a Warrant, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Purchase Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

   H.                      Adjustment for Certain Events.  If at any time after the Original Issuance Date the share price, of a share of common stock loses the bid (ex: $.01 on the ask with zero market makers on the bid on level 2), loses DTC eligibility, and/or gets "chilled for deposit", then the Purchase Price resets to $.00001 if it is not then below $.01.

5.            Notices of Record Date. In case:

A.            the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

B.            of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

C.            of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least twenty (20) days prior to the date therein specified.

6.            Stock Purchase Rights. If at any time or from time to time, the Company grants or issues to the record holders of the Common Stock any options, warrants or subscription rights (collectively, the "Stock Purchase Rights") entitling a holder to purchase Common Stock or any security convertible into or exchangeable for Common Stock or to purchase any other stock or securities of the Company, the Holder shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which Holder could have acquired if Holder had been the record holder of the maximum number of shares of Common Stock issuable upon exercise of this Warrant on both (x) the record date for such grant or issuance of such Stock Purchase Rights, and (y) the date of the grant or issuance of such Stock Purchase Rights.

7.            Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

8.            Reservation of Common Stock. Starting six months from execution of this Agreement the Company shall, thereafter, at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

9.            No Redemption of Warrant. This Warrant may not be redeemed.

10.        Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

11.        Change; Modifications; Waiver. The terms of this Warrant may only be amended, waived and or modified by written agreement of the Company and the Holder

12.        Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

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13.            Law; Etc. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

Dated:	15 April 2015
HDS INTERNATIONAL CORP.

		By:	PAUL RAUNER
		Name:	Paul Rauner
		Title:	Chief Executive

EXHIBIT A

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ of the number of shares of Common Stock of HDS International Corp., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:

(Signature of Registered Owner)

(Street Address)

(City / State / Zip Code)

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of HDS International Corp., maintained for the purpose, with full power of substitution in the premises.

Dated:

(Signature)

(Witness)

The undersigned Assignee of the Warrant hereby makes to HDS International Corp., Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant, dated April 14, 2015 of HDS International Corp.

Dated:

(Signature)